Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report of USA Technologies, Inc., (the “Company”) on Form 10‑Q for the period ended September 30, 2019 (the “Report”), I, Glen E. Goold, Interim Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2019	/s/ Glen E. Goold
Glen E. Goold
Interim Chief Financial Officer